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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                    ------------

                                      FORM 8-K

                                  CURRENT REPORT
                                    PURSUANT TO
                             SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):        January 20, 1999
                                                  ----------------------------

                               ODS NETWORKS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State of Other Jurisdiction of Incorporation)


       000-20191                                            75-1911917
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 (Commission File Number)                                 (IRS Employer
                                                        Identification No.)


 1101 East Arapaho Road, Richardson, Texas                       75081
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 (Address of Principal Executive Offices)                      (Zip Code)


                                (972) 234-6400
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             (Registrant's Telephone Number, Including Area Code)


                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On January 20, 1999, ODS Networks, Inc., a Delaware corporation (the "Company"), announced results for the fourth quarter and year ended December 31, 1998, as set forth in a press release of the Company dated January 20, 1999 attached hereto as Exhibit 99.1 and incorporated herein by reference. The financial results include the costs of the strategic restructuring announced during the fourth quarter of 1998. In addition, the Company announced the restatement of its results of operations for the second quarter of fiscal year 1998 to reduce the charge for in-process research and development acquired in connection with the acquisition of Essential Communication Corporation, based on the new methodology set forth by the Staff of the Securities and Exchange Commission in its letter dated September 15, 1998 to the American Institute of Certified Public Accountants.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.
                 99.1 Text of press release of the Registrant, dated January 20, 1999.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ODS NETWORKS, INC.



Dated: January 20, 1999                    By: /s/ Timothy W. Kinnear
                                              --------------------------------
                                               Timothy W. Kinnear,
                                               Chief Operating Officer


                                       2
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                                   EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

  99.1         Text of press release of the Registrant, dated January 20, 1999.